SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2006

                                ACIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

             Nevada                  000-49724             91-2079553
             ------                  ---------             ----------
        (State Or Other             (Commission          (IRS Employer
  Jurisdiction Of File Number)   Identification No.)     Incorporation)

              14 Wall Street, Suite 1620, New York, New York 10005
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 361-5540

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

      On May 26, 2006, Miron Guilliadov, the Vice President-Sales of Acies Corp. (the "Company"), tendered his resignation as Vice President of the Company. The Company is in the process of interviewing candidates to succeed Mr. Guilliadov as Vice President-Sales and the Company plans to file a current report on Form 8-K when it appoints a successor to Mr. Guilliadov.

      A copy of the press release announcing the resignation of Mr. Guilliadov as Vice President-Sales of the Company is being filed with this Current Report on Form 8-K as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits

      Exhibit 99.1 - Press Release dated May 31, 2006.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACIES CORPORATION


                                         By: /s/ Jeffrey A. Tischler
                                            ------------------------------------
                                         Name:  Jeffrey A. Tischler
                                         Title:  Chief Financial Officer

Dated:  May 31, 2006